SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2006 (October 3, 2006)

AXIS CAPITAL HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31721	98-0395986
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

92 Pitts Bay Road
Pembroke, Bermuda		HM 08
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  441-296-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 1, 2006, the Board of Directors of the Company, upon the recommendation of its Nominating and Corporate Governance Committee and pursuant to its Bye-laws, appointed Mr. Christopher Greetham as a new director to fill a vacancy on the Board of Directors caused by resignations previously reported by the Company.  Mr. Greetham will serve as a Class III director, effective October 1, 2006 and will serve on the Board until the Annual General Meeting in 2007.  Mr. Greetham will serve on the Finance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2006

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ RICHARD T. GIERYN, JR.
Richard T. Gieryn, Jr.
General Counsel